PRINCIPAL EXCHANGE-TRADED FUNDS

The date of this Prospectus is September 20, 2016, as revised May 2, 2017 and previously supplemented on March 17, 2017 and May 2, 2017.

Fund	Ticker Symbol	Principal U.S. Listing Exchange
Principal U.S. Small Cap Index ETF	PSC	The NASDAQ Stock Market LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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PRINCIPAL U.S. SMALL CAP INDEX ETF

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq U.S. Small Cap Select Leaders Index (the "Index").
Fees and Expenses of the Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.38%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.38%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal U.S. Small Cap Index ETF	$39	$122
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index is designed to provide exposure to equity securities (including growth and value stock) of U.S. small-capitalization companies within the Nasdaq US Small Cap Index that exhibit potential for high degrees of sustainable shareholder yield, pricing power and strong momentum, while adjusting for liquidity and quality as determined by a quantitative model. As of March 31, 2016, the market capitalization range of the companies comprising the Nasdaq US Small Cap Index was between approximately $36.0 million and $3.4 billion.
To be eligible for inclusion in the Index, a security must: be a component of the Nasdaq US Small Cap Index; be in the top 90th percentile of the Nasdaq US Benchmark Index in terms of 3-month Average Daily Dollar Volume; have a final three-factor rank (described below) in the top 20 percentile (or top 50th percentile if the security was in the Index in the prior period); and have a minimum 3-month trading history, among other factors. One security per issuer is permitted.
The Index methodology ranks securities according to three factors:

•	sustainable shareholder yield, which means the collective financial impact on a company's shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction;

•	pricing power, which means the extent to which a company can raise the prices of its products without reducing the demand for them; and

•	momentum, which means positive change in a company's price or other metrics over a given period time.

Once the three individual ranks are determined, they are normalized by industry so that the results are sector-neutral. The ranks are then averaged to determine eligibility for inclusion in the Index. To weight the eligible securities, the Index applies a modified liquidity weighting methodology adjusted for volatility. Once an initial weight is determined, a final weight initially caps each security's weight at 0.7%. The Index is rebalanced semi-annually. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.
The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a "full replication" strategy which involves investing in all the securities that make up the Index, in the same approximate proportions as the Index. The Fund can, however, use a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The Fund can also invest in securities not included in the Index that the Advisor believes will help the fund track the Index. The Fund will not concentrate (invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small Market Capitalization Companies. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may adversely affect underlying fund performance.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Nasdaq U.S. Small Cap Select Leaders Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Paul S. Kim (since 2016), Portfolio Manager

•	Mark R. Nebelung (since 2016), Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager

Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The Fund’s investment objective is described in the summary section for the Fund. The summary section also describes the Fund’s principal investment strategies, including the types of securities in which the Fund invests, and the principal risks of investing in the Fund. The principal investment strategies are not the only investment strategies available to the Fund, but they are the ones the Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Fund's Statement of Additional Information ("SAI"), the Board of Trustees may change the Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.
The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in the Fund.
Holdings Disclosure
The Principal U.S. Small Cap Index ETF is passively managed and seeks to replicate the performance of a specified index. The values of the holdings of the underlying index are available at www.PrincipalETFs.com, as well as through financial reporting and news services.
Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Passive Management (Index Funds)
Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, index funds may use a "sampling" approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures and/ or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.
It is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. An index fund's ability to match the performance of its relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.
Market Volatility and Securities Issuers
The value of a Fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a Fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a Fund.
Temporary Defensive Measures
From time to time, as part of its investment strategy, the Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Trading Issues
Although the shares of the Fund are expected to be listed on the exchange identified in the fund summary for the Fund, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange's "circuit breaker" rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Strategy and Risk Table
The following table identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal or non-principal to the Fund. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	Principal U.S. Small Cap Index ETF
Equity Securities	Principal
• Growth Stock	Principal
• Small Market Capitalization Companies	Principal
• Value Stock	Principal
Industry Concentration	Non-Principal (1)
Portfolio Turnover (Active Trading)	Non-Principal(2)
Real Estate Investment Trusts (REITs)	Non-Principal
Real Estate Securities	Non-Principal
Redemption Risk	Principal
Shares May Trade at Prices Different Than NAV	Principal

(1)	An index fund will not concentrate (invest more than 25% of its assets) its investments in a particular industry except to the extent the relevant index is so concentrated.

(2)	This is a new fund and does not yet have a portfolio turnover rate to disclose.
Equity Securities - Principal
Equity securities include common stocks, preferred stocks, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
The Fund focuses its investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the Fund’s portfolio and underlying index will change over time, and, except to the extent consistent with its principal investment strategies, the Fund will not automatically sell a security just because it falls outside of the market capitalization range of its index. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Growth Stock - Principal
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks a fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Small Market Capitalization Companies - Principal
The Fund will invest in securities of companies with small market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of a fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a fund that invests solely in larger company stocks.
Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Stock - Principal
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks the Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Industry Concentration - Non-Principal
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a Fund’s concentration in a particular industry would increase the possibility that the Fund’s performance will be affected by such factors.
Portfolio Turnover (Active Trading) - Non-Principal
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may lower the Fund's performance. Please consider all the factors when you compare the turnover rates of different Funds.
Real Estate Investment Trusts (REITs) - Non-Principal
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities - Non-Principal
Investing in securities of companies in the real estate industry subjects a Fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption Risk - Principal
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal Global Investors, LLC ("PGI") is the advisor to the Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. funds of funds, including the SAM Portfolios and each of their underlying funds, which may include Principal Exchange-Traded Funds. PGI is committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds that it manages. PGI may face conflicts of interest in fulfilling its responsibilities to all such funds.
Shares May Trade at Prices Different Than NAV - Principal
The net asset value (NAV) of the Shares generally will fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the respective exchanges, PGI cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities held by the Fund (individually or in the aggregate) at any time.
Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund, and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Such disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV.
If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Given that Shares can be created and redeemed only in Creation Units at NAV, PGI believes that large discounts and premiums should not be sustained over the long term.
PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND
The Manager
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the manager for the Fund. Principal Management Corporation, previously an affiliate of PGI, served as manager to the Fund prior to its merger with and into PGI on May 1, 2017.
Through the Management Agreement with the Fund, PGI provides investment advisory services and certain corporate administrative services for the Fund. Along with serving as investment advisor to the Fund, PGI is part of a diversified global asset management organization which utilizes a multi-boutique strategy of specialized investment groups and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, currency, asset allocation and stable value. PGI's address is 711 High Street, Des Moines, IA 50392. PGI also has asset management offices of affiliate advisors in non-U.S. locations including London, Singapore, Tokyo, Hong Kong and Sydney. PGI has been an investment advisor since 1998.
In addition to serving as the investment advisor or manager for the Fund, PGI serves as the discretionary advisor(directly making decisions to purchase or sell securities) for the Principal U.S. Small Cap Index ETF.
PGI provides the Trustees with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the PGI advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.
Portfolio Managers
The Fund summary identifies the portfolio managers of the Fund. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts the portfolio managers manage, and each portfolio manager’s ownership of securities in the Fund.
As reflected in the fund summary, the day-to-day management for the Fund is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Paul S. Kim has been with PGI since 2015. Previously, he was a senior vice president at PIMCO from 2009-2015. He earned a bachelor’s degree in Economics from Dartmouth College and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania. Mr. Kim has earned the right to use the Chartered Financial Analyst designation.
Mark R. Nebelung has been with PGI since 1997. As a co-employee of PGI and Principal Global Investors (Europe) Limited, Mr. Nebelung manages Principal Exchange-Traded Funds assets as an employee of PGI. He earned his bachelor's degree in Actuarial Science and Statistics from the University of Waterloo, Canada. He has earned the right to use the Chartered Financial Analyst designation.
Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte has earned the right to use the Chartered Financial Analyst designation.

Fees Paid to PGI
The Fund pays PGI a fee for its services, which includes the fee PGI pays to State Street Bank and Trust for fund administration, fund accounting and other services.
Pursuant to the investment management agreement between the Fund and PGI, PGI also pays all operating expenses of the Fund, except interest expenses, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, acquired fund fees and expenses, future distribution fees or expenses, and extraordinary expenses. The management fee schedule for the Fund, which has not completed a full fiscal year, is as follows:

Fund	All Assets
Principal U.S. Small Cap Index ETF	0.38%

Availability of the discussions regarding the basis for the Board of Trustees approval of the management agreement with PGI is as follows:

Semi-Annual Report to Shareholders for the period ending December 31, 2016
Management Agreement
Principal U.S. Small Cap Index ETF	X
Manager of Managers
Principal Exchange-Traded Funds (the "Trust") operates as a Manager of Managers. Under an order received from the SEC (the "current order"), the Trust and PGI may enter into and materially amend agreements with unaffiliated and wholly-owned affiliated sub-advisors (affiliated sub-advisors which are at least 95% owned, directly or indirectly, by PGI or an affiliated person of PGI) without obtaining shareholder approval. PGI may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.
Additionally, the Trust has applied to the SEC for an amended exemptive order, which if granted, would allow PGI to also enter into and materially amend agreements with majority-owned affiliated sub-advisors (affiliated sub-advisors which are at least 50% owned, directly or indirectly, by PGI or an affiliated person of PGI) (the "majority-owned order"). There is no assurance, however, that the SEC will grant the majority-owned order.
PGI has ultimate responsibility for the investment performance of each Fund that uses a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No fund will rely on the current order, the majority-owned order, or any future order until it receives approval from its shareholders (or in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to other purchasers).
The shareholders of the Fund have approved the Fund’s reliance, and the Fund intends to rely, on the current order. The shareholders of the Fund have also approved reliance, and intends to rely, on the majority-owned order should the SEC grant that relief in the future.
DISTRIBUTOR AND OTHER FUND SERVICE PROVIDERS
ALPS Distributor, Inc. (the "Distributor") serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in Shares.
State Street Bank and Trust Company is the sub-administrator, custodian, transfer agent, and dividend disbursing agent for the Fund.
PRICING OF FUND SHARES
The Fund will directly issue and redeem Shares on a continuous basis, to and from Authorized Participants, at net asset value (NAV) per Share in aggregations of 50,000 Shares called “Creation Units.” The value of the Fund's Shares bought and sold in the secondary market (on the exchange identified in the Fund summary) will be determined by market price, as described in the section below.
The Board of Trustees has delegated day-to-day valuation oversight responsibilities to PGI. PGI has established a Valuation Committee to fulfill these oversight responsibilities.
The NAV of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time).
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Trustees. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which those managing the investments of the Fund expect the securities may be sold.

Fund Share Trading Prices – Secondary Market
The trading prices of Shares of a Fund on the exchange may differ from the Fund's daily NAV. The price of the Shares will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio securities. Secondary market Shares, which are available for purchase or sale on an intraday basis, do not have a fixed relationship to either the previous day’s NAV or to the current day’s NAV. Prices in the secondary market, therefore, may be below, at, or above the most recently calculated NAV per Share.
The approximate value of shares of the Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which a Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund are not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no warranty as to its accuracy.
Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.
Information regarding how often the Shares of the Fund traded on the exchange at a price above (at a premium) or below (at a discount) the NAV per Share of the Fund during the past four calendar quarters (if available) can be found at www.PrincipalETFs.com. Data presented represents past performance and cannot be used to predict future results.
PURCHASE AND SALE OF FUND SHARES
Generally
Shareholders who are not Authorized Participants or “APs" will not be able to purchase or redeem Shares directly with or from the Fund. As a result, most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are expected to be listed for trading on the secondary market on the exchange identified in the fund summary for the Fund. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments. Shares of the Fund trade under the symbol set forth on the cover of this prospectus. Contact your broker for additional information on how to buy and sell Shares.
The Fund will directly issue shares to APs on a continuous basis at net asset value (NAV) per Share in aggregations of 50,000 Shares called “Creation Units,” in exchange for portfolio securities. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI. An AP is either: (a) a broker or dealer registered under the Exchange Act or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Commission and affiliated with the Depository Trust Company (“DTC”); or (b) a participant in the DTC (such participant, “DTC Participant”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash. A Creation Unit of the Fund will consist of a block of 50,000 shares, which is subject to change.

All orders to purchase or redeem Creation Units must be placed through an AP that has entered into a participant agreement with the Distributor with respect to the creation and redemption of Creation Units. An investor purchasing or redeeming a Creation Unit from the Fund may be charged a fee (“Transaction Fee”) to protect existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units.
PGI may recommend to the Board, and the Board may elect, to liquidate and terminate a Fund at any time without shareholder approval.

Note:
No salesperson, broker-dealer, or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Trust, the Fund, PGI, any Sub-Advisor, or the Distributor.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.
DIVIDENDS AND DISTRIBUTIONS
The Fund intends to generally make distributions of net income quarterly. The Fund does not guarantee its will make any quarterly payments to its shareholders. Each Fund may make an additional distribution at the end of the year in order to comply with applicable law. This additional distribution may include an income component that may be higher or lower than the Fund’s regular quarterly income payment.
The Fund does not expect to make distributions that will be treated as return of capital, although it cannot make a guarantee that it will not do so. Return of capital represents the return of a shareholder’s original investment in Fund shares, not a dividend from the Fund’s profits and earnings. If a Fund’s distributions are treated as a return of capital, the distributions themselves may not be taxable, but they will lower a shareholder's basis in the Fund shares so that when such shares are sold (even if they are sold at a loss on the original investment), the shareholder may be obligated to pay taxes on the capital gains. At the end of the year, the Fund may be required under applicable law to re-characterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
To the extent that distributions a Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our website at www.PrincipalETFs.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-787-1621. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will provide shareholders with information for reporting these distributions for federal income tax purposes.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

FREQUENT PURCHASES AND REDEMPTIONS
Shares of the Fund are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. Further, the Fund may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades which may help minimize the potential consequences of frequent purchases and redemptions of shares. For these reasons, the Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Fund. The Fund reserves the right, without prior written notice, to reject orders from APs that the Fund determines to be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.
TAX CONSIDERATIONS
The following discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled "Taxes" in the SAI.
Taxes
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	a Fund makes distributions,

•	you sell your Shares listed on the exchange, and

•	you purchase or redeem Creation Units.
Taxes on Distributions
As stated above, dividends from net investment income and net capital gains, ordinarily, are declared and paid quarterly. A Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund.
Dividends paid out of a Fund's income and net realized short-term capital gains, if any, are generally taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and foreign corporations, including Chinese corporations, with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains—a maximum of 15% (or 20% for individual shareholders with taxable income exceeding certain thresholds, which will be adjusted annually for inflation after 2013). Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.
Distributions in excess of a Fund's current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or long-term capital gains even though, from an investment standpoint, the distribution may constitute a return of capital.
By law, a Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided your taxpayer identification number or social security number.
Taxes on Share Sales
Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain, taxable at the rates mentioned above for individual shareholders, or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Fund. Under the 12b-1 Plan, the Fund is authorized to pay fees for distribution related expenses and/or for providing services to shareholders of up to 0.25% of the Fund’s average daily net assets each year.
No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees.
However, in the event the Board of Trustees approves charging 12b-1 fees in the future, because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Fund and may cost you more than other types of sales charges.
Additional Payments to Intermediaries
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
PGI and its affiliates may, out of their own resources, pay amounts to intermediaries that support the distribution or marketing of shares of the Fund or provide services to Fund shareholders.
In some cases, PGI, the Distributor, or their respective affiliates will provide payments or reimbursements in connection with the costs of conferences and seminars, and educational, training and marketing efforts related to the Fund. Such activities may be sponsored by intermediaries, PGI, or the Distributor. Additional costs paid or reimbursed may include travel, lodging, entertainment, meals and small gifts. In some cases, PGI or the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the SAI.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend a Fund over another investment. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
FUND ACCOUNT INFORMATION
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Reservation of Rights
The Trust reserves the right to amend or terminate a Fund, as well as certain terms related to a Fund, described in this prospectus. Shareholders will be notified of any such action to the extent required by law.
Householding
Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of certain shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
Financial Statements
Shareholders will receive annual financial statements for the Fund, audited by the Fund's independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.
Section 12(d)(1)
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1).
Underlying Index
The Nasdaq U.S. Small Cap Select Leaders Index (NQUSSLT)
The Nasdaq U.S. Small Cap Select Leaders Index (NQUSSLT) is designed to provide exposure to equity securities of U.S. small capitalization companies within the Nasdaq US Small Cap Index (NQUSS) that exhibit the potential for high degrees of sustainable shareholder yield, pricing power, and strong momentum, while adjusting for liquidity and quality as determined by a quantitative model. Index eligibility is limited to specific security types only. The security types eligible for the index include common stocks, ordinary shares, depositary receipts, shares of beneficial interest and REITs. It is anticipated that the Index will generally include between 375 and 500 constituents.
To be eligible for inclusion in the Index, a security must:

•	be a component of the Nasdaq US Small Cap Index (NQUSS);

•	be in the top 90th percentile of the Nasdaq US Benchmark Index (NQUSB) in terms of 3-month Average Daily Dollar Volume;

•
be in the top 20th percentile of the Final Rank (process described below) in the current period, or, be in the top 50th percentile of the Final Rank, if the security was in the index in the prior period;

•	have a minimum 3-month trading history;

•	may not be issued by an issuer that has entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible; and

•	may not be issued by an issuer currently in bankruptcy proceedings.
One security per issuer is permitted. If an issuer has multiple securities, the security with the highest dollar trading volume will be selected for possible inclusion into the Index. Additional proprietary eligibility criteria may be applied.
Securities in the Nasdaq US Small Cap Index (NQUSS) are ranked according to their individual Shareholder Yield, Price Setters, and Momentum ranks. These three individual ranks determine the degree in which a security in the Nasdaq US Small Cap Index (NQUSS) exhibits high degrees of sustainable shareholder yield (value factor), pricing power (quality growth factor), and momentum, respectively. These three individual ranks are then normalized by industry so that each security has a Shareholder Yield, Price Setters, and Momentum rank that is based on that security’s ICB Industry Classification. This allows for the three individual ranks to be sector-neutral.
The three individual normalized ranks are averaged to determine a preliminary Score for each security. If the security was not in the Shareholder Yield Index (i.e. it did not pay a dividend), then the Price Setters and Momentum ranks are averaged to determine the preliminary Score for each security.
A Final Rank is calculated by ranking the preliminary Score for each security within each industry, where the higher Average Daily Dollar Volume breaks any ties in the preliminary Score. This Final Rank is used in the Eligibility screen, as described above, to determine the final basket of securities in the Index.
The Index is evaluated semi-annually in April and October and employs a modified market cap weighting methodology. The modified liquidity weighting is derived by first calculating a liquidity score adjusted for volatility (“liquidity-volatility score”). This process is done multiplying the 3-month average daily dollar volume of an Index security by the average 3-month volatility of the Nasdaq US Small Cap (NQUSS) universe and dividing that by the 3-month Volatility of the corresponding Index Security. Next, the liquidity-volatility score is then used to determine the preliminary weight of each security. The preliminary weight is derived by dividing the liquidity-volatility score for each security by the sum of the liquidity-volatility scores for all securities within each industry and multiplying that by the NQUSS Benchmark Industry Weight for that security. The final weight modifies the preliminary weight by capping each security weight at 0.7% and redistributing the excess weight evenly across all securities within the same industry. Index Shares are then calculated multiplying the final weight of each security derived above by the new market value of the Index and dividing that by its corresponding Last Sale Price. The changes are effective after the close of trading on the last trading day in April and October.
Other Information
Nasdaq® and Nasdaq U.S. Small Cap Select Leaders Index are registered trademarks of NASDAQ, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by PGI. The Fund is not sponsored, endorsed, sold or promoted by the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq U.S. Small Cap Select Leaders Index to track general stock market performance. Except serving as the Fund's listing agent, the Corporations' only relationship to PGI (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Nasdaq U.S. Small Cap Select Leaders Index which are determined, composed and calculated by NASDAQ without regard to Licensee or the Fund. NASDAQ has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq U.S. Small Cap Select Leaders Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of Nasdaq U.S. Small Cap Select Leaders Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the Nasdaq U.S. Small Cap Select Leaders Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq U.S. Small Cap Select Leaders Index ® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

The Nasdaq U.S. Small Cap Select Leaders Index are not sponsored, endorsed, sold or promoted by the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
The Corporations do not guarantee the accuracy or completeness of the data on which the Indicative Optimized Portfolio Value (IOPV) calculations are based or the actual computation of the value of the IOPV, nor shall the Corporations be responsible for any delays in the computation or dissemination of the IOPV values. The Corporations make no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the IOPV(s) or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the IOPV(s) or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
ADDITIONAL INFORMATION
Additional information about the Fund is available in the Statement of Additional Information dated September 20, 2016, which is incorporated by reference into this prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website www.PrincipalETFs.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-787-1621.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.
The Fund has entered into a management agreement with Principal Global Investors, LLC (“PGI”). The Fund and/or PGI, on behalf of the fund, enter into contractual arrangements with various parties, including, among others, the fund's distributor, transfer agent and custodian, who provide services to the fund. These arrangements are between the Fund and/or PGI and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PGI or any other service provider, either directly or on behalf of the Fund or any individual series (or fund).
This prospectus provides information that you should consider in determining whether to purchase shares of a fund. This prospectus, the Statement of Additional Information, or the contracts that are exhibits to the Fund’s registration statement are not intended to give rise to any agreement or contract between the Fund and/or any fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The U.S. government does not insure or guarantee an investment in any Funds.
Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Principal Bank or any other financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Exchange-Traded Funds SEC File 811-23029